Exhibit 99.2

Sirius International Insurance Group, Ltd.

Investor Financial Supplement

March 31, 2019

(Unaudited)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Sirius International Insurance Group, Ltd.

Sirius International Insurance Group, Ltd.

Basis of Presentation

BASIS OF PRESENTATION AND NON-GAAP FINANCIAL MEASURES:

Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly-owned insurance and reinsurance subsidiaries and other affiliates (collectively with the Company, “Sirius Group”, “we,” “our” and “us”). Sirius Group provides insurance, reinsurance and insurance services on a worldwide basis.

We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures.  The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This financial supplement contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by forward-looking terminology such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “target,” “continue,” “could,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “should,” “would,” “seeks,” “likely” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and speak only as of the date of this document. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•  Sirius Group’s exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses;

•  increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers;

•  decreased demand for Sirius Group’s insurance or reinsurance products, consolidation and cyclical changes in the insurance and reinsurance industry;

•  the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius Group’s ultimate liability for losses;

•  a decline in the Company’s operating subsidiaries’ ratings with rating agencies;

•  the exposure of Sirius Group’s investments to interest rate, credit, equity risks and market volatility, which may limit Sirius Group’s net income and may affect the adequacy of its capital and liquidity;

•  the impact of various risks associated with transacting business in foreign countries, including foreign currency exchange-rate risk and political risks on investments in, and revenues from, Sirius Group’s operations outside the U.S.;

•  the possibility that Sirius Group may become subject to additional onerous governmental or regulatory requirements or fail to comply with applicable regulatory and solvency requirements;

•  Sirius Group’s significant deferred tax assets may become materially impaired as a result of insufficient taxable income or a reduction in applicable corporate tax rates or other change in applicable tax law;

• a decrease in the fair value of Global A&H and/or Sirius Group’s intangible assets may result in future impairments;

• the limited liquidity and trading of the Company’s securities;

• CMIG International Holding Pte. Ltd.’s status as a controlling shareholder;

•  risks related to the Sirius Group’s status as a publicly traded company, foreign private issuer and controlled company; and

•  risks identified in Sirius Group’s Annual Report on Form 10-K for the year ended December 31, 2018, and other filings with the U.S. Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except to the extent required by applicable law or regulation, Sirius Group undertakes no obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this financial supplement.

Sirius International Insurance Group, Ltd.

Key Performance Indicators

	Three months ended March 31,
(Expressed in millions of U.S. dollars, except share and per share information)	2019	2018
Key Underwriting Metrics:
Underwriting income (1)	$29.4	$37.3
Combined ratio (2)	90.6%	86.9%

Key Investment Return Metrics:
Net investment income	$20.1	$10.8
Total return on investments:
U.S. dollars	1.9%	0.2%
Local currencies	2.0%	0.2%

Selected Financial Data:
Basic earnings per common share and common share equivalent	$0.75	$0.32
Diluted earnings per common share and common share equivalent	$0.74	$0.32
Basic weighted average number of common shares and common share equivalents outstanding	115,182,331	120,000,000
Diluted weighted average number of common shares and common share equivalents outstanding	127,335,314	120,000,000
Operating income attributable to common shareholders (3)	$12.9	$30.9
Return on equity (4)	5.6%	2.1%
Growth in Adjusted book value per share	3.8%	1.6%

(1) Underwriting income is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses, and other underwriting expenses.

(2) The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3) Operating income attributable to common shareholders is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Operating income attributable to common shareholders.

(4) Return on equity is calculated by dividing net income attributable to Sirius Group’s common shareholders for the period by the beginning common shareholders’ equity.

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Selected Balance Sheet Data:
Book value per common share	$15.38	$14.80	$16.44	$16.64	$16.23
Adjusted book value per share (1)	$15.82	$15.24	$16.44	$16.64	$16.23

(1) Adjusted book value per share is a non-GAAP financial measure. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value per share.

Sirius International Insurance Group, Ltd.

Consolidated Statements of Income

For the Three Months Ended March 31, 2019 and 2018

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2019	2018
Revenues
Net earned insurance and reinsurance premiums	$311.9	$284.5
Net investment income	20.1	10.8
Net realized investment gains (losses)	9.0	(3.7)
Net unrealized investment gains	74.0	16.0
Net foreign exchange gains (losses)	5.1	(3.5)
Other revenue	19.6	23.4
Total revenues	439.7	327.5
Expenses
Loss and loss adjustment expenses	183.9	141.0
Insurance and reinsurance acquisition expenses	63.3	63.0
Other underwriting expenses	35.3	43.2
General and administrative expenses	24.4	14.3
Intangible asset amortization expenses	3.9	3.9
Interest expense on debt	7.6	7.7
Total expenses	318.4	273.1
Pre-tax income	121.3	54.4
Income tax (expense)	(17.2)	(11.1)
Net income	104.1	43.3
Less: Income attributable to non-controlling interests	(0.4)	(0.2)
Net income attributable to Sirius Group	103.7	43.1
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)
Less: Change in carrying value of Series B preference shares	(8.4)	—
Net income attributable to Sirius Group’s common shareholders	$95.3	$40.5

Sirius International Insurance Group, Ltd.

Consolidated Statements of Comprehensive Income

For the Three Months Ended March 31, 2019 and 2018

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2019	2018
Comprehensive income
Net income	$104.1	$43.3
Other comprehensive (loss)
Change in foreign currency translation, net of tax	(27.8)	(13.4)
Total other comprehensive (loss)	(27.8)	(13.4)
Comprehensive income	76.3	29.9
Net (income) attributable to non-controlling interests	(0.4)	(0.2)
Comprehensive income attributable to Sirius Group	$75.9	$29.7

Sirius International Insurance Group, Ltd.

Consolidated Balance Sheets

(Expressed in millions of U.S. dollars, except share information)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Assets
Fixed maturity investments, trading at fair value	$1,846.4	$1,949.2	$1,979.6	$1,885.4	$2,059.0
Short-term investments, at fair value	833.6	715.5	760.0	819.6	801.0
Equity securities, trading at fair value	394.4	380.0	430.4	415.1	369.7
Other long-term investments, at fair value	389.7	365.0	349.0	316.6	286.8
Cash	116.0	119.4	106.5	114.1	174.9
Restricted cash	13.0	12.8	15.0	15.9	16.6
Total investments and cash	3,593.1	3,541.9	3,640.5	3,566.7	3,708.0
Accrued investment income	12.7	14.1	12.1	12.5	13.6
Insurance and reinsurance premiums receivable	818.7	630.6	762.5	807.4	723.7
Reinsurance recoverable on unpaid losses	349.3	350.2	349.0	358.3	327.8
Reinsurance recoverable on paid losses	50.5	55.0	29.8	17.8	21.2
Funds held by ceding companies	202.8	186.8	180.0	157.4	162.3
Ceded unearned insurance and reinsurance premiums	200.5	159.8	191.2	207.3	173.0
Deferred acquisition costs	152.6	141.6	152.8	151.4	151.0
Deferred tax asset	171.6	202.5	197.7	197.9	217.6
Accounts receivable on unsettled investment sales	1.7	5.0	0.1	—	0.2
Goodwill	400.7	400.6	400.7	400.8	401.3
Intangible assets	191.7	195.6	207.5	208.4	212.3
Other assets	161.1	124.0	134.8	124.2	92.6
Total assets	$6,307.0	$6,007.7	$6,258.7	$6,210.1	$6,204.6
Liabilities
Loss and loss adjustment expense reserves	$1,976.3	$2,016.7	$1,891.0	$1,827.1	$1,875.9
Unearned insurance and reinsurance premiums	860.5	647.2	766.9	800.5	765.9
Ceded reinsurance payable	231.3	206.9	239.2	254.2	182.8
Funds held under reinsurance treaties	123.4	110.6	105.4	72.6	82.5
Deferred tax liability	230.6	237.4	256.9	255.7	253.1
Debt	686.1	696.8	697.7	695.9	717.6
Accounts payable on unsettled investment purchases	9.9	3.2	18.1	6.2	97.3
Other liabilities	173.1	150.5	200.6	191.8	173.2
Total liabilities	4,291.2	4,069.3	4,175.8	4,104.0	4,148.3
Mezzanine equity
Series A redeemable preference shares	—	—	108.8	108.8	108.8
Series B preference shares	240.6	232.2	—	—	—
Total mezzanine equity	240.6	232.2	108.8	108.8	108.8
Common shareholders’ equity
Common shares	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,090.2	1,089.1	1,199.3	1,199.3	1,199.3
Retained earnings	911.8	816.6	970.2	998.2	900.4
Accumulated other comprehensive (loss)	(230.2)	(202.4)	(197.7)	(202.4)	(153.9)
Total common shareholders’ equity	1,773.0	1,704.5	1,973.0	1,996.3	1,947.0
Non-controlling interests	2.2	1.7	1.1	1.0	0.5
Total equity	1,775.2	1,706.2	1,974.1	1,997.3	1,947.5
Total liabilities, mezzanine equity, and equity	$6,307.0	$6,007.7	$6,258.7	$6,210.1	$6,204.6

Sirius International Insurance Group, Ltd.

Consolidated Statements of Shareholders’ Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Common shares
Balance at beginning of period	$1.2	$1.2	$1.2	$1.2	$1.2
Issue of common shares	—	0.1	—	—	—
Share repurchase from CM Bermuda	—	(0.1)	—	—	—
Balance at end of period	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus
Balance at beginning of period	1,089.1	1,197.9	1,197.9	1,197.9	1,197.9
Issuance of common shares and warrants, net of expenses	—	52.7	—	—	—
Share compensation expense	1.2	2.5	—	—	—
Share repurchase from CM Bermuda	—	(163.9)	—	—	—
Return of capital to CM Bermuda	—	(1.6)	—	—	—
Capital contribution from former parent	—	1.4	1.4	1.4	1.4
Other, net	(0.1)	0.1	—	—	—
Balance at end of period	1,090.2	1,089.1	1,199.3	1,199.3	1,199.3
Retained earnings
Balance at beginning of period	816.6	858.4	858.4	858.4	858.4
Cumulative effect of an accounting change	—	1.6	1.6	1.6	1.6
Balance at beginning of period, as adjusted	816.6	860.0	860.0	860.0	860.0
Net income (loss)	104.1	(16.7)	113.8	141.5	43.3
Income attributable to non-controlling interest	(0.4)	(1.4)	(0.9)	(0.6)	(0.2)
Accrued dividends on Series A redeemable preference shares	—	(2.6)	(2.6)	(2.6)	(2.6)
Change in carrying value of Series B preference shares	(8.4)	(36.4)	—	—	—
Redemption of Series A redeemable preference shares	—	13.8	—	—	—
Other, net	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Balance at end of period	911.8	816.6	970.2	998.2	900.4
Accumulated other comprehensive (loss)
Balance at beginning of period	(202.4)	(140.5)	(140.5)	(140.5)	(140.5)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(202.4)	(140.5)	(140.5)	(140.5)	(140.5)
Net change in foreign currency translation	(27.8)	(61.9)	(57.2)	(61.9)	(13.4)
Balance at end of period	(230.2)	(202.4)	(197.7)	(202.4)	(153.9)
Balance at the end of period	(230.2)	(202.4)	(197.7)	(202.4)	(153.9)
Total common shareholders’ equity	1,773.0	1,704.5	1,973.0	1,996.3	1,947.0
Non-controlling interests	2.2	1.7	1.1	1.0	0.5
Total equity	$1,775.2	$1,706.2	$1,974.1	$1,997.3	$1,947.5

Sirius International Insurance Group, Ltd.

Consolidated Statements of Income — Segment Results Format

For the Three Months Ended March 31, 2019 and 2018

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2019	2018
Underwriting Results:
Gross written premiums	$622.3	$615.2
Net written premiums	$484.8	$469.4
Net earned insurance and reinsurance premiums	$311.9	$284.5
Loss and allocated loss adjustment expenses (“LAE”)	(174.5)	(135.4)
Insurance and reinsurance acquisition expenses	(63.3)	(63.0)
Technical profit	74.1	86.1
Unallocated LAE	(9.4)	(5.6)
Other underwriting expenses	(35.3)	(43.2)
Underwriting income	29.4	37.3
Service fee revenue	25.3	22.5
General and administrative expenses, MGU + Runoff & Other	(17.0)	(10.6)
Underwriting income, including net service fee income	37.7	49.2
Net investment income	20.1	10.8
Net realized investment gains (losses)	9.0	(3.7)
Net unrealized investment gains	74.0	16.0
Net foreign exchange gains (losses)	5.1	(3.5)
Other revenue	(5.7)	0.9
General and administrative expenses	(7.4)	(3.7)
Intangible asset amortization expenses	(3.9)	(3.9)
Interest expense on debt	(7.6)	(7.7)
Pre-tax income	121.3	54.4
Income tax (expense)	(17.2)	(11.1)
Net income	104.1	43.3
Less: Income attributable to non-controlling interests	(0.4)	(0.2)
Net income attributable to Sirius Group	103.7	43.1
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)
Less: Change in carrying value of Series B preference shares	(8.4)	—
Net income attributable to Sirius Group’s common shareholders	$95.3	$40.5

Sirius International Insurance Group, Ltd.

Consolidated Underwriting Results by Segment

	Three months ended March 31, 2019
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$330.7	$169.3	$120.9	$1.4	$—	$622.3
Net written premiums	$241.3	$134.9	$108.2	$0.4	$—	$484.8
Net earned insurance and reinsurance premiums	$139.7	$96.1	$75.7	$0.4	$—	$311.9
Loss and allocated LAE	(62.6)	(63.2)	(47.6)	(1.1)	—	(174.5)
Insurance and reinsurance acquisition expenses	(25.8)	(26.6)	(20.5)	(0.7)	10.3	(63.3)
Technical profit (loss)	51.3	6.3	7.6	(1.4)	10.3	74.1
Unallocated LAE	(2.1)	(1.5)	(1.9)	(0.5)	(3.4)	(9.4)
Other underwriting expenses	(16.2)	(6.1)	(8.2)	(2.1)	(2.7)	(35.3)
Underwriting income (loss)	33.0	(1.3)	(2.5)	(4.0)	4.2	29.4
Service fee revenue	—	36.3	—	—	(11.0)	25.3
Managing general underwriter unallocated LAE	—	(4.1)	—	—	4.1	—
Managing general underwriter other underwriting expenses	—	(2.7)	—	—	2.7	—
General and administrative expenses, MGU + Runoff & Other	—	(16.2)	—	(0.8)	—	(17.0)
Underwriting income (loss), including net service fee income	$33.0	$12.0	$(2.5)	$(4.8)	$—	$37.7

Underwriting ratios (1) (2)
Loss ratio	46.3%	67.3%	65.4%	NM	NM	59.0%
Acquisition expense ratio	18.5%	27.7%	27.1%	NM	NM	20.3%
Other underwriting expense ratio	11.6%	6.3%	10.8%	NM	NM	11.3%
Combined ratio	76.4%	101.3%	103.3%	NM	NM	90.6%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global Property

(Expressed in millions of U.S. dollars)	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Gross written premiums	$330.7	$86.7	$203.7	$325.4	$346.6
Net written premiums	241.3	85.9	144.9	177.0	247.2
Net earned insurance and reinsurance premiums	139.7	159.7	172.7	167.5	136.1
Loss and allocated LAE	(62.6)	(206.4)	(173.2)	(68.2)	(70.4)
Insurance and reinsurance acquisition expenses	(25.8)	(27.6)	(30.1)	(34.1)	(29.3)
Technical profit (loss)	51.3	(74.3)	(30.6)	65.2	36.4
Unallocated LAE	(2.1)	(2.8)	(3.3)	(2.5)	(1.9)
Other underwriting expenses	(16.2)	(15.2)	(17.5)	(18.1)	(17.4)
Underwriting income (loss)	$33.0	$(92.3)	$(51.4)	$44.6	$17.1

Underwriting ratios (1)
Loss ratio	46.3%	131.0%	102.2%	42.2%	53.1%
Acquisition expense ratio	18.5%	17.3%	17.4%	20.4%	21.5%
Other underwriting expense ratio	11.6%	9.5%	10.1%	10.8%	12.8%
Combined ratio	76.4%	157.8%	129.7%	73.4%	87.4%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global A&H

(Expressed in millions of U.S. dollars)	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Gross written premiums	$169.3	$125.6	$117.1	$112.3	$145.6
Net written premiums	134.9	93.6	87.9	82.8	115.5
Net earned insurance and reinsurance premiums	96.1	99.2	89.6	80.8	88.0
Loss and allocated LAE	(63.2)	(51.0)	(51.3)	(40.9)	(45.8)
Insurance and reinsurance acquisition expenses	(26.6)	(27.4)	(26.7)	(26.4)	(29.2)
Technical profit	6.3	20.8	11.6	13.5	13.0
Unallocated LAE	(1.5)	(1.6)	(1.7)	(1.0)	(1.6)
Other underwriting expenses	(6.1)	(6.7)	(6.4)	(6.3)	(8.0)
Underwriting (loss) income	(1.3)	12.5	3.5	6.2	3.4
Service fee revenue	36.3	26.2	29.3	27.4	32.8
MGU unallocated LAE	(4.1)	(4.2)	(4.7)	(5.1)	—
MGU other underwriting expenses	(2.7)	(2.2)	(2.0)	(3.5)	(8.4)
MGU General and administrative expenses	(16.2)	(16.1)	(13.8)	(14.2)	(9.5)
Underwriting income, including net service fee income	$12.0	$16.2	$12.3	$10.8	$18.3

Underwriting ratios (1)
Loss ratio	67.3%	53.0%	59.2%	51.9%	53.9%
Acquisition expense ratio	27.7%	27.6%	29.8%	32.7%	33.2%
Other underwriting expense ratio	6.3%	6.8%	7.1%	7.8%	9.1%
Combined ratio	101.3%	87.4%	96.1%	92.4%	96.2%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Specialty & Casualty

(Expressed in millions of U.S. dollars)	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Gross written premiums	$120.9	$72.2	$76.5	$60.9	$115.5
Net written premiums	108.2	64.4	72.6	55.1	100.6
Net earned insurance and reinsurance premiums	75.7	71.2	58.4	55.5	54.4
Loss and allocated LAE	(47.6)	(55.5)	(34.1)	(31.7)	(21.6)
Insurance and reinsurance acquisition expenses	(20.5)	(20.6)	(16.2)	(14.6)	(14.1)
Technical profit (loss)	7.6	(4.9)	8.1	9.2	18.7
Unallocated LAE	(1.9)	(1.4)	(1.6)	(1.7)	(1.2)
Other underwriting expenses	(8.2)	(3.9)	(8.4)	(7.9)	(8.0)
Underwriting (loss) income	$(2.5)	$(10.2)	$(1.9)	$(0.4)	$9.5

Underwriting ratios (1)
Loss ratio	65.4%	79.9%	61.1%	60.2%	41.9%
Acquisition expense ratio	27.1%	28.9%	27.7%	26.3%	25.9%
Other underwriting expense ratio	10.8%	5.5%	14.4%	14.2%	14.7%
Combined ratio	103.3%	114.3%	103.2%	100.7%	82.5%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Runoff & Other

(Expressed in millions of U.S. dollars)	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018
Gross written premiums	$1.4	$18.3	$0.7	$6.4	$7.5
Net written premiums	0.4	17.8	0.3	5.4	6.1
Net earned insurance and reinsurance premiums	0.4	17.7	0.4	5.1	6.0
Loss and allocated LAE	(1.1)	(25.3)	10.2	(0.3)	2.4
Insurance and reinsurance acquisition expenses	(0.7)	(0.5)	(0.1)	(1.5)	(0.7)
Technical (loss) profit	(1.4)	(8.1)	10.5	3.3	7.7
Unallocated LAE	(0.5)	—	(0.7)	—	(0.9)
Other underwriting expenses	(2.1)	(1.1)	(1.4)	(2.4)	(1.4)
Underwriting (loss) income	(4.0)	(9.2)	8.4	0.9	5.4
General and administrative expenses	(0.8)	(0.2)	(0.8)	(1.0)	(1.1)
Underwriting (loss) income, including net service fee income	$(4.8)	$(9.4)	$7.6	$(0.1)	$4.3

Sirius International Insurance Group, Ltd.

Gross Written Premiums by Segment

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Global Property
Other Property	$152.8	$79.0	$138.8	$232.5	$172.7
Property Catastrophe Excess	165.3	7.8	55.3	45.6	166.6
Agriculture	12.6	(0.1)	9.6	47.3	7.3
Total	330.7	86.7	203.7	325.4	346.6

Global A&H	169.3	125.6	117.1	112.3	145.6

Specialty & Casualty
Casualty	61.8	39.8	41.4	28.1	27.1
Aviation & Space	17.3	27.1	13.5	10.8	21.1
Trade Credit	19.7	(9.8)	10.7	6.2	41.0
Marine	14.4	7.1	1.5	8.5	17.6
Contingency	1.7	3.4	2.8	3.5	6.9
Environmental	4.4	3.4	3.9	2.4	0.4
Surety	1.6	1.2	2.7	1.4	1.4
Total	120.9	72.2	76.5	60.9	115.5

Runoff & Other	1.4	18.3	0.7	6.4	7.5

Total	$622.3	$302.8	$398.0	$505.0	$615.2

Sirius International Insurance Group, Ltd.

Net Earned Insurance and Reinsurance Premiums by Segment

	Three months Ended
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Global Property
Other Property	$90.4	$101.7	$98.6	$103.1	$93.3
Property Catastrophe Excess	44.1	45.2	50.9	42.0	42.4
Agriculture	5.2	12.8	23.2	22.4	0.4
Total	139.7	159.7	172.7	167.5	136.1

Global A&H	96.1	99.2	89.6	80.8	88.0

Specialty & Casualty
Casualty	38.4	30.1	23.2	16.8	10.7
Aviation & Space	14.6	16.2	14.1	15.3	14.8
Trade Credit	10.8	10.2	11.7	9.5	11.1
Marine	8.5	9.2	4.0	9.6	13.4
Contingency	1.6	3.7	3.1	3.7	4.5
Surety	1.2	1.4	1.9	0.5	(0.1)
Environmental	0.6	0.4	0.4	0.1	—
Total	75.7	71.2	58.4	55.5	54.4

Runoff & Other	0.4	17.7	0.4	5.1	6.0

Total	$311.9	$347.8	$321.1	$308.9	$284.5

Sirius International Insurance Group, Ltd.

Net Investment Income

	Three months ended,
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Fixed maturity investments	$16.8	$15.4	$14.2	$13.7	$9.9
Short-term investments	0.4	1.4	2.4	0.5	0.8
Equity securities	2.7	2.3	5.9	7.1	1.2
Other long-term investments	3.9	2.7	2.7	1.3	1.2
Total investment income	23.8	21.8	25.2	22.6	13.1
Investment expenses	(3.7)	(2.2)	(3.4)	(3.4)	(2.3)
Net investment income	$20.1	$19.6	$21.8	$19.2	$10.8

Sirius International Insurance Group, Ltd.

Investment Holdings — Cost to Fair Value Reconciliation

	March 31, 2019
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains (losses)	Fair value	Percentage
Fixed Maturity Investments
Corporate debt securities	$614.6	$3.0	$(2.7)	$13.2	$628.1	18.1%
Asset-backed securities	476.7	0.3	(3.9)	3.8	476.9	13.8%
Residential mortgage-backed securities	415.1	5.2	(3.9)	9.4	425.8	12.2%
U.S. government and government agency	151.9	0.3	(0.2)	6.4	158.4	4.6%
Commercial mortgage-backed securities	113.6	0.4	(1.6)	1.2	113.6	3.3%
Non-U.S. government and government agency	37.8	—	(0.1)	0.8	38.5	1.1%
Preferred stocks	2.5	0.1	—	(0.1)	2.5	0.1%
U.S. States, municipalities and political subdivision	2.6	—	—	—	2.6	0.1%
Total fixed maturity investments	1,814.8	9.3	(12.4)	34.7	1,846.4	53.3%
Equity securities	398.4	26.2	(38.7)	8.5	394.4	11.4%
Total equity securities	398.4	26.2	(38.7)	8.5	394.4	11.4%
Total fixed maturity and equity securities	2,213.2	35.5	(51.1)	43.2	2,240.8	64.7%
Other long-term investments
Hedge funds and private equity funds	275.9	27.8	(9.5)	7.5	301.7	8.7%
Limited liability companies and private equity securities	75.8	20.5	(11.0)	2.7	88.0	2.5%
Total other long-term investments	351.7	48.3	(20.5)	10.2	389.7	11.2%
Short-term investments	830.5	0.2	(0.1)	3.0	833.6	24.1%
Total investments	$3,395.4	$84.0	$(71.7)	$56.4	$3,464.1	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Investment Type

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	17.4%	19.6%	21.8%	21.9%	24.1%
Asset-backed securities	13.3%	14.0%	11.4%	8.9%	8.3%
Residential mortgage-backed securities	11.9%	11.7%	12.2%	12.2%	12.4%
U.S. government and government agency	4.3%	4.7%	3.2%	2.7%	2.2%
Commercial mortgage-backed securities	3.2%	3.3%	4.2%	4.7%	5.7%
Non-U.S. government and government agency	1.1%	1.4%	1.3%	2.3%	2.5%
Preferred stocks	0.1%	0.2%	0.3%	0.2%	0.3%
U.S. States, municipalities and political subdivision	0.1%	0.1%	0.0%	0.0%	0.0%
Total fixed maturity investments	51.4%	55.0%	54.4%	52.9%	55.5%
Equity securities	11.0%	10.7%	11.8%	11.6%	10.0%
Total fixed maturity and equity securities	62.4%	65.7%	66.2%	64.5%	65.5%
Other long-term investments
Hedge funds and private equity funds	8.4%	8.6%	7.7%	7.0%	6.0%
Limited liability companies and private equity securities	2.4%	1.8%	1.9%	1.9%	1.7%
Total other long-term investments	10.8%	10.4%	9.6%	8.9%	7.7%
Short-term investments	23.2%	20.2%	20.9%	23.0%	21.6%
Total investments	96.4%	96.3%	96.7%	96.4%	94.8%
Cash and restricted cash	3.6%	3.7%	3.3%	3.6%	5.2%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Credit Quality and Maturity Profile

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	31.1%	30.9%	28.9%	27.9%	25.4%
AA	43.3%	42.0%	38.8%	37.3%	37.7%
A	13.8%	14.9%	17.7%	17.6%	17.9%
BBB	8.4%	8.6%	10.0%	11.0%	13.1%
Other	3.4%	3.6%	4.6%	6.2%	5.9%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	13.6%	13.2%	12.1%	9.4%	7.2%
Due after one year through five years	30.7%	32.6%	35.0%	37.0%	41.6%
Due after five years through ten years	0.6%	1.3%	1.3%	4.1%	2.3%
Due after ten years	0.0%	0.0%	0.0%	0.4%	1.0%
Mortgage-backed and asset-backed securities	55.0%	52.5%	51.0%	48.7%	47.4%
Preferred Stocks	0.1%	0.4%	0.6%	0.4%	0.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Impact of Foreign Currency Translation

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net realized investment gains (losses) - foreign currency(1)	$10.9	$6.6	$4.7	$7.1	$(1.1)
Net unrealized investment gains (losses) - foreign currency(2)	25.0	(7.4)	(5.5)	29.7	18.9
Net realized and unrealized investment gains (losses) - foreign currency	35.9	(0.8)	(0.8)	36.8	17.8
Net foreign exchange gains (losses) - foreign currency translation gains (losses)(3)	4.1	(3.0)	(0.4)	21.5	(2.1)
Net foreign exchange gains (losses) - currency swaps(3)	1.0	4.0	(0.1)	4.3	(1.3)
Net foreign exchange (losses) - other(3)	—	—	—	(0.1)	(0.1)
Income tax (benefit) expense	(0.2)	2.4	0.1	—	(0.5)
Total foreign currency remeasurement gains (losses) recognized through net income (loss), after tax	40.8	2.6	(1.2)	62.5	13.8
Change in foreign currency translation on investments recognized through other comprehensive income (loss), after tax	(41.7)	(4.0)	6.4	(78.6)	(20.4)
Change in foreign currency translation on non-investment net liabilities recognized through other comprehensive income (loss), after tax	13.9	(0.7)	(1.7)	30.1	7.0
Total foreign currency translation (losses) gains recognized through other comprehensive income (loss), after tax	(27.8)	(4.7)	4.7	(48.5)	(13.4)
Total foreign currency gains (losses) recognized in comprehensive income (loss), after tax	$13.0	$(2.1)	$3.5	$14.0	$0.4

(1) Component of Net realized investment gains (losses) on the Consolidated Statements of Income

(2) Component of Net unrealized investment gains (losses) on the Consolidated Statements of Income

(3) Component of Net foreign exchange gains (losses) on the Consolidated Statements of Income

Sirius International Insurance Group, Ltd.

Net Realized and Unrealized Investment Gains (Losses)

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Gross realized gains	$14.1	$10.6	$11.3	$12.0	$8.4
Gross realized (losses)	(5.1)	(16.3)	(7.4)	(4.2)	(12.1)
Net realized gains (losses) on investments(1)	9.0	(5.7)	3.9	7.8	(3.7)
Net unrealized gains (losses) on investments(2)	74.0	(52.2)	(11.7)	24.7	16.0
Net realized and unrealized gains (losses) on investments	$83.0	$(57.9)	$(7.8)	$32.5	$12.3

(1)             Includes $10.9 million, $6.6 million, $4.7 million, $7.1 million and $(1.1) million of realized gains (losses) due to foreign currency for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2)             Includes $25.0 million, $(7.4) million, $(5.5) million, $29.7 million and $18.9 million of unrealized gains (losses) due to foreign currency for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

Sirius International Insurance Group, Ltd.

Book Value Per Share and Adjusted Book Value Per Share

(Expressed in millions of U.S. dollars except share amounts)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Numerator:
Total common shareholders’ equity (A)	$1,773.0	$1,704.5	$1,973.0	$1,996.3	$1,947.0
Series B preference shares	240.6	232.2	—	—	—
Earned portion of future proceeds from stock option awards	0.5	—	—	—	—
Adjusted book value (1) numerator (B)	$2,014.1	$1,936.7	$1,973.0	$1,996.3	$1,947.0

Denominator:
Common shares outstanding (C)	115,262,303	115,151,251	120,000,000	120,000,000	120,000,000
Series B preference shares outstanding	11,901,670	11,901,670	—	—	—
Earned share-based compensation awards, excluding stock options	95,541	—	—	—	—
Earned portion of Stock option awards issued	38,193	—	—	—	—
Adjusted shares outstanding (D)	127,297,707	127,052,921	120,000,000	120,000,000	120,000,000

Book value per common share (A)/(C)	$15.38	$14.80	$16.44	$16.64	$16.23

Adjusted book value per share (1) (B)/(D)	$15.82	$15.24	$16.44	$16.64	$16.23

(1)               Adjusted book value and Adjusted book value per share are non-GAAP financial measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value and Adjusted book value per share. Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates.

Sirius International Insurance Group, Ltd.

Basic and Diluted Earnings Per Share

	Three months ended,
(Expressed in millions of U.S. dollars except for share and per share amounts)	March 31, 2019	March 31, 2018
Numerator:
Net income	$104.1	$43.3
Less: Income attributable to non-controlling interests	(0.4)	(0.2)
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)
Adjustment of Series B preference carrying value	(8.4)	—
Net income available for dividends out of undistributed earnings	95.3	40.5
Less: Earnings attributable to Series A redeemable preference shares	—	(1.7)
Less: Earnings attributable to Series B preference shares	(8.9)	—
Net income available to Sirius Group’s common shareholders	$86.4	$38.8
Adjustment of Series B preference carrying value	8.4	—
Net income available to Sirius Group’s common shareholders on a fully diluted basis	$94.8	$38.8

Denominator:
Weighted average shares outstanding for basic earnings per share	115,182,331	120,000,000
Weighted average shares outstanding for diluted earnings per share	127,335,314	120,000,000

Earnings per share
Basic earnings per share	$0.75	$0.32
Diluted earnings per share	$0.74	$0.32

Sirius International Insurance Group, Ltd.

Return on Common Shareholders’ Equity — Consecutive Quarters

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Beginning common shareholders’ equity	$1,704.5	$1,973.0	$1,996.3	$1,947.0	$1,917.0
Net income (loss) attributable to common shareholders	$95.3	$(153.6)	$(28.0)	$97.8	$40.5
Return on beginning common shareholders’ equity	5.6%	-7.8%	-1.4%	5.0%	2.1%

Sirius International Insurance Group, Ltd.

Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended
(Expressed in millions of U.S. dollars)	March 31, 2019	March 31, 2018
Gross beginning balance	$2,016.7	$1,898.5
Less: beginning reinsurance recoverable on unpaid losses	(350.2)	(319.7)
Net loss and LAE reserve balance	1,666.5	1,578.8
Losses and LAE incurred relating to:
Current year losses	167.3	143.5
Prior years losses	16.6	(2.5)
Total net incurred losses and LAE	183.9	141.0

Foreign currency translation adjustment to net loss and LAE reserves	(3.4)	6.7
Loss and LAE paid relating to:
Current year losses	36.2	31.3
Prior years losses	183.8	147.1
Total loss and LAE payments	220.0	178.4
Net ending balance	1,627.0	1,548.1
Plus ending reinsurance recoverable on unpaid losses	349.3	327.8
Gross ending balance	$1,976.3	$1,875.9

Sirius International Insurance Group, Ltd.

Reconciliation of Non-GAAP Financial Measures

Adjusted book value per share

Adjusted book value and Adjusted book value per share are non-GAAP financial measures used to show the Company’s total worth on a per-share basis and is useful to management and investors in analyzing the intrinsic value of the Company.

Adjusted shares outstanding is derived by summing Common shares outstanding, Series B preference shares outstanding (which were issued to the cornerstone investors), and the Earned portion of share-based compensation awards.  Adjusted book value is derived by summing Total common shareholders’ equity, the Series B preference share amount reflected in mezzanine equity, and the Earned portion of future proceeds from stock option awards.  Outstanding warrants are excluded as they are anti-dilutive as of the respective reporting dates.

At March 31, 2019, Adjusted book value and Adjusted book value per share include the earned effects of share-based compensation awards issued during 2019.

Adjusted book value per share is derived by dividing the Adjusted book value by the Adjusted shares outstanding. The reconciliation to Total common shareholders’ equity and Book value per common share, the most directly comparable GAAP measures, are presented in the table below.

(Expressed in millions of U.S. dollars, except share amounts)	March 31, 2019	December 31, 2018
Common shares outstanding	115,262,303	115,151,251
Series B preference shares outstanding	11,901,670	11,901,670
Earned share-based compensation awards, excluding stock options	95,541	—
Earned portion of Stock option awards issued	38,193	—
Adjusted shares outstanding	127,297,707	127,052,921

Total common shareholders’ equity	$1,773.0	$1,704.5
Series B preference shares	240.6	232.2
Earned portion of future proceeds from stock option awards	0.5	—
Adjusted book value	$2,014.1	$1,936.7

Book value per common share	$15.38	$14.80
Adjusted book value per share	$15.82	$15.24

Sirius International Insurance Group, Ltd.

Reconciliation of Non-GAAP Financial Measures

Operating income attributable to common shareholders

The Company uses Operating income attributable to common shareholders as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its core performance. Operating income attributable to common shareholders as used herein differs from net income attributable to common shareholders, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net foreign exchange gains (losses) and the associated income tax expense or benefit. The Company’s management believes that Operating income attributable to common shareholders is useful to investors because it is more reflective of the Company’s core business, as it removes the variability arising from fluctuations in the Company’s fixed maturity investment portfolio, equity investments trading, investments-related derivatives, and net foreign exchange gains (losses) and the associated income tax expense or benefit of those fluctuations.  The following is a reconciliation of net income attributable to common shareholders to Operating income attributable to common shareholders:

	Three months ended March 31,
(Expressed in millions of U.S. dollars)	2019	2018
Net income attributable to common shareholders	$95.3	$40.5
Adjustment for net realized and unrealized (gains) on investments	(83.0)	(12.3)
Adjustment for net foreign exchange (gains) losses	(5.1)	3.5
Adjustment for income tax expenses (benefit) (1)	5.7	(0.8)
Operating income attributable to common shareholders	$12.9	$30.9

(1)         Adjustment for income tax expense (benefit) represents the income tax (expense) benefit associated with the adjustment for net realized and unrealized (gains) on investments and the income tax expense (benefit) associated with the adjustment for net foreign exchange gains. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.